UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 19, 2022 (August 18,2022)

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc. f/k/a Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

Pre-Paid Advance Agreement

On August 18, 2022, Orbital Infrastructure Group, Inc., as successor to Orbital Energy Group, Inc. by way of conversion (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $5,000,000 from Yorkville (or such greater amount that the parties may mutually agree) (the “Pre-Paid Advance”), with a limitation on outstanding Pre-Paid Advances of $5,000,000 and an aggregate limitation on the Pre-Paid Advances of $50,000,000. Each such Pre-Paid Advance will be offset upon the issuance of the Company’s common stock, par value $0.001 per share (“Common Stock”) to Yorkville at a price per share equal to the lower of: (a) a price per share equal to $0.01 above the market price on The Nasdaq Global Select Market (“Nasdaq”) as of the trading day immediately prior to the date of each closing (the “Fixed Price”), or (b) 96% of the lowest daily volume weighted average price of our Common Stock on Nasdaq during the five (5) trading days prior to each conversion date (the “Market Price” and the lower of the Fixed Price and the Market Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than $0.20 per share.

The issuance of the shares under the PPA is subject to certain limitations, including that the aggregate number of shares of Common Stock issued pursuant to the PPA cannot exceed 19.9% of the Company's outstanding stock as of August 18, 2022. No interest shall accrue on the outstanding balance of any Pre-Paid Advance, provided however, for so long as any event of default has occurred and remains uncured, interest shall accrue on the outstanding balance of any Pre-Paid Advance at an annual rate of 15%. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

Pursuant to the PPA, the Company shall, among other things, (i) maintain its shelf registration statement on Form S-3 (File Number 333-252682), (ii) register the shares of Common Stock that are to be offered and sold to Yorkville pursuant to the PPA, (iii) use the net proceeds for purposes disclosed in the respective prospectus supplement, and (iv) except as permitted under the PPA, not enter into any variable rate transactions. As consideration, upon execution of the PPA, the Company paid Yorkville’s structuring and due diligence fees of $10,000.

We have agreed to pay Spartan Capital LLC (“Spartan”), a cash fee equal to an aggregate of six percent (6.0%) of the aggregate gross proceeds raised via the PPP. The cash fee shall be paid at the closing of each advance.

The shares of Common Stock to be issued under the PPA will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File Number 333-252682). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement with the U.S. Securities and Exchange Commission in connection with the offer and sale of the shares of Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of Common Stock, nor shall there be an offer, solicitation or sale of the shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the PPA is qualified in its entirety by reference to the PPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 5.1, is the opinion of Johnson Pope Bokor Ruppel & Burns, LLP, counsel to the Company, relating to the legality of the shares of Common Stock.

Forward Looking Statements

The information in this Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the amount of Pre-Paid Advances the Company may request from Yorkville, if any, the amount of shares of Common Stock the Company may issue to Yorkville, estimates and forecasts of future financial performance. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s ability to continue as a going concern; ability to access future capital; changes in domestic and foreign business, market, financial, political and legal conditions; the effects of competition on the Company’s future business; and those factors discussed under the captions “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as its Quarterly Reports on Form 10-Q and other filings with the SEC These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01      Exhibits.
(d)     Exhibits

Exhibit No.	Description
5.1	Consent of Johnson Pope Bokor Ruppel & Burns, LLP (included with Section 5.1 Opinion)
10.1	Pre-Paid Advance Agreement, dated August 18, 2022, by and between Company and YA II PN, Ltd.
23.1	Consent of Johnson Pope Bokor Ruppel & Burns, LLP (included with Section 5.1 Opinion)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 19th day of August 2022.

Orbital Infrastructure Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer